                                 EXHIBIT 10.91

                              SPECTRAN CORPORATION
                SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC.
                       SPECTRAN SPECIALTY OPTICS COMPANY
                         APPLIED PHOTONIC DEVICES, INC.
                                       TO
                        FLEET NATIONAL BANK, as Trustee

                              ---------------------

                          TRADEMARK SECURITY AGREEMENT

                              ---------------------




                          DATED AS OF DECEMBER 1, 1996

                          TRADEMARK SECURITY AGREEMENT

         TRADEMARK SECURITY AGREEMENT (as may be amended, restated or otherwise modified from time to time, this "AGREEMENT"), dated as of December 1, 1996, among each of SPECTRAN CORPORATION (together, with its successors and assigns, the "COMPANY"), a Delaware corporation, SPECTRAN COMMUNICATION FIBER TECHNOLOGIES, INC., a Delaware corporation, SPECTRAN SPECIALTY OPTICS COMPANY, a Delaware corporation, and APPLIED PHOTONIC DEVICES, INC., a Delaware corporation (all of the foregoing (other than the Company), together with their respective successors and assigns, referred to herein, individually, as a "GUARANTOR", and, collectively, as the "GUARANTORS"; the Company and the Guarantors being collectively referred to herein as the "OBLIGORS"), and FLEET NATIONAL BANK, a national banking association, as security trustee under a certain Trust Indenture (as may be amended, restated or otherwise modified from time to time, the "TRUST INDENTURE"), dated as of the date hereof, among the Obligors, Fleet National Bank (in its capacity as such security trustee, and together with any successor or co-security trustee that becomes such in accordance with the provisions of the Trust Indenture, the "TRUSTEE") and the other parties signatory thereto.

1.       PRELIMINARY STATEMENTS

         1.1 The Liens granted herein to the Trustee by each of the Obligors are for the ratable benefit of the Beneficiaries, as provided in the Trust Indenture.

         1.2 The Trustee is to act as trustee on behalf of the Beneficiaries in accordance with the terms of the Trust Indenture and the other Security Documents.

         1.3 All acts and proceedings required by law and by the certificate or articles of incorporation and bylaws of each of the Obligors necessary to constitute this Agreement a valid and binding agreement for the uses and purposes set forth herein, in accordance with its terms, have been done and taken, and the execution and delivery hereof has been in all respects duly authorized.

2.       INTERPRETATION OF THIS AGREEMENT

         2.1      TERMS DEFINED.

         As used in this Agreement, the following terms have the respective meanings set forth below or provided for in the section or other part of this Agreement referred to immediately following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined) or, if not defined herein, then as defined in the Trust Indenture.

         AGREEMENT, THIS -- introductory sentence.

         BANK AGREEMENT -- has the meaning specified in the Trust Indenture.

         BANK LENDER -- has the meaning specified in the Trust Indenture.

         BENEFICIARY -- has the meaning specified in the Trust Indenture


                                      1
SPECTRAN CORPORATION                                TRADEMARK SECURITY AGREEMENT

                                            2 . INTERPRETATION OF THIS AGREEMENT



         CODE -- means the Uniform Commercial Code as in effect from time to time in any specified or applicable jurisdiction.

         COLLATERAL -- Section 3.

         COMPANY -- introductory sentence.

         DEFAULT ASSIGNMENT -- Section 3.

         EVENT OF DEFAULT -- has the meaning specified in the Trust Indenture.

         GUARANTORS -- introductory sentence.

         LENDING DOCUMENTS -- has the meaning specified in the Trust Indenture.

         LIEN -- has the meaning specified in the Security Agreement.

         OBLIGORS -- introductory sentence.

         PERSON -- means an individual, a partnership, a corporation, a trust, a limited liability company, an unincorporated organization, or a government or agency or political subdivision thereof.

         SECURED OBLIGATIONS -- has the meaning specified in the Trust
Indenture.

         SECURITY AGREEMENT -- means that certain Security Agreement, dated as of the date hereof, among each of the Obligors and the Trustee, together with any acknowledgments and agreements delivered in connection therewith, as the same may be amended, restated, modified or supplemented from time to time.

         SECURITY DOCUMENTS -- has the meaning specified in the Trust Indenture.

         SUBSIDIARY -- has the meaning specified in the Trust Indenture.

         TRADEMARKS -- means and includes

                  (a) all foreign and United States (including, without limitation, each individual state thereof) trademarks, trademark applications and registrations, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks appear or have appeared, designs and general intangibles of like nature, and all improvements to each of the foregoing, including, without limitation, those listed on Schedule A and those further provided for in Section 4.3, and any and all rights pertaining to any of the foregoing;

                  (b) all proceeds of the foregoing (including, without limitation, license royalties and proceeds of infringement suits);

SPECTRAN CORPORATION                                TRADEMARK SECURITY AGREEMENT

                                             2. INTERPRETATION OF THIS AGREEMENT



                  (c) all general intangibles associated with the foregoing, including, without limitation, all goodwill associated with the foregoing and with the business of the Obligor to which the foregoing relates;

                  (d) the right to sue for past, present and future infringements; all rights corresponding thereto; and

                  (e) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

         TRUSTEE -- introductory sentence.

         TRUST INDENTURE -- introductory sentence.

         2.2      HEADINGS; INDEPENDENT CONSTRUCTION.

                  (a) SECTION HEADINGS ETC. The titles of the Sections of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Indenture as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes, Schedules, Exhibits and Attachments are, unless otherwise specified, references to Annexes, Schedules, Exhibits and Attachments attached to this Agreement.

                  (b) CONSTRUCTION. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

         2.3      SEPARATE AGREEMENTS.

         Notwithstanding that this Agreement is among each of the Obligors and the Trustee, this Agreement shall be construed and interpreted as a separate Agreement between each Obligor, respectively, and the Trustee, and any whole or partial invalidity of this Agreement in respect of any Obligor shall not have any effect on the validity or enforceability of this Agreement as among each other Obligor, respectively, as the case may be, and the Trustee.

         2.4      PARTIAL INVALIDITY.

         The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions contained in this Agreement unenforceable or invalid.

SPECTRAN CORPORATION                                TRADEMARK SECURITY AGREEMENT

                                             2. INTERPRETATION OF THIS AGREEMENT



         2.5      GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE LIENS IN AND TO THE COLLATERAL ARE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS.

3.       GRANT OF SECURITY INTEREST

         As security for the payment by each Obligor of the Secured Obligations and the performance by such Obligor of its other obligations and undertakings under this Agreement and under the other Lending Documents, each Obligor does hereby grant, bargain, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and grant a continuing security interest to the Trustee in and to all Trademarks in which such Obligor has any right title or interest, in each case, whether presently existing or hereafter acquired (such Property being referred to as the "COLLATERAL"). Simultaneously with the signing of this Agreement, each Obligor shall execute and deliver the Trademark Assignments attached as Exhibit 1 (collectively, the "DEFAULT ASSIGNMENT"). The Trustee shall hold the Default Assignment until an Event of Default occurs, at which time the Trustee may use the Default Assignment as described in this Agreement.

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING TRADEMARKS

         4.1      TRADEMARKS; ETC.

         Each Obligor represents, warrants and covenants that:

                  (a) Schedule A completely and accurately lists all Trademarks in which such Obligor has any right, title or interest as of the date of its execution and delivery of this Agreement;

                  (b) each of such Trademarks is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                  (c) each of such Trademarks is valid and enforceable;

                  (d) such Obligor is the sole and exclusive owner of the entire right, title and interest in and to each of such Trademarks, free and clear of any Liens, charges and encumbrances, including without limitation, licenses, shop rights and covenants by such Obligor not to sue third persons;

                  (e) such Obligor has the unqualified right to enter into this Agreement and perform its obligations hereunder and has entered and will enter into such written agreements with each of its present and future employees, agents and consultants as will enable it to comply with the covenants herein contained; and

SPECTRAN CORPORATION                                TRADEMARK SECURITY AGREEMENT

              4. REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING TRADEMARKS



                  (f) such Obligor has used, and will continue to use for the duration of this Agreement, consistent standards of quality in its manufacture of products and inventory sold under the Trademarks.

         4.2      NO INCONSISTENT AGREEMENTS.

         Until all of the Secured Obligations shall have been satisfied in full and no Bank Lender is obligated to make a further advances under the Bank Agreement, no Obligor will, without the prior written consent of the Majority Beneficiaries, enter into any agreement (including, without limitation, a license agreement) that is inconsistent with such Obligor's obligations under this Agreement.

         4.3      AFTER-ACQUIRED TRADEMARKS SUBJECT TO THIS AGREEMENT.

                  (a) If while any Secured Obligation is outstanding or any Bank Lender is obligated to make advances under the Bank Agreement, any Obligor shall obtain rights to any new Trademark, or become entitled to the benefit of any Trademark, the same shall automatically (without any action on the part of such Obligor) be deemed subject to this Agreement and included within the term "TRADEMARK". Such Obligor shall give the Trustee prompt written notice of any such after-acquired Trademark.

                  (b) Each Obligor grants the Trustee a power-of-attorney, irrevocable so long as any Secured Obligation remains outstanding or any Bank Lender is obligated to make any advances under the Bank Agreement, to modify this Agreement from time to time by amending Schedule A (without requirement of any consent or further action on the part of any Obligor) to include any and all future Trademarks to which any Obligor shall have any right, title or interest.

         4.4      LICENSE.

         Unless and until there shall have occurred and be continuing an Event of Default, the Trustee hereby grants to each Obligor the exclusive, nontransferable right and license to make, have made, use and sell its inventory under its Trademarks for such Obligor's own benefit and account and for no other purpose. Each Obligor agrees that it will not, without the prior written consent of the Trustee, sell or assign its interest in, or grant any sublicense under, the license granted to it in this Section 4.4, except as set forth in Schedule 4.4.

         4.5      TRADEMARK APPLICATIONS; ENFORCEMENT RIGHTS.

         Each Obligor shall have the duty to prosecute diligently any trademark application pending as of the date of this Agreement or thereafter and to preserve and maintain all rights in trademark applications and trademarks which constitute the Trademarks, in each case, until the Secured Obligations shall have been paid in full and no Bank Lender is obligated to make a further advance under the Bank Agreement. Any expenses incurred in connection with such an application shall be borne by such Obligor. No Obligor shall abandon any Trademark without the consent of the Trustee. Each Obligor shall further enter into such agreements with its

SPECTRAN CORPORATION                               TRADEMARK SECURITY AGREEMENT

              4. REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING TRADEMARKS



employees, and take such other reasonable measures, as are necessary to insure that such Obligor shall have and enjoy all rights to apply for, register and use, subject to Section 4.3, Trademarks designed or created by such employees in the ordinary course of their employment; provided that such Obligor may fairly compensate such employees for having created such Trademarks.

         4.6      FURTHER ASSURANCES.

         So long as any Secured Obligation is outstanding or any Bank Lender is obligated to make an advance under the Bank Agreement, each Obligor, at its expense, will timely execute, acknowledge, deliver, file and record, or will cause to be executed, acknowledged, delivered, filed or recorded, all such further instruments, agreements, assignments and assurances (including, without limitation, registrations of assignments with the United States Patent and Trademark Office) as may be necessary or appropriate (and, in any event, as may be reasonably requested by the Trustee):

                  (a) to preserve and continue in force each of the Trademarks and to pay any and all fees and out of pocket expenses in connection therewith (including, without limitation, payment of such maintenance fees, if any, as may be imposed by the United States Patent and Trademark Office); and

                  (b) to subject to this Agreement, and to preserve, continue and protect the Lien of this Agreement on, and the rights of the Trustee in and to, the Trademarks, including, without limitation, any Trademarks acquired after the date of this Agreement.

5.       DEFAULT REMEDIES, ETC.

         5.1      DEFAULT REMEDIES.

                  (a) GENERAL. If an Event of Default exists, the Trustee may

                           (i) exercise all of the rights and remedies conferred
                  in this Agreement, in the Trust Indenture and in the other Lending Documents, and

                           (ii) exercise all of the rights and remedies of a
                  secured party under the Code and all of the rights and remedies in this Agreement or otherwise available at law or in equity.

                  (b) REMEDIES CUMULATIVE. All of the Trustee's rights and remedies with respect to the Trademarks, whether established hereby or by the Security Agreement, or by any other agreement or by law, shall be cumulative and may be exercised singularly or concurrently. Without limiting the foregoing, this Agreement is executed in furtherance of, and supplementary to, the provisions of the Security Agreement, the terms and conditions of which are incorporated hereby as if set forth in full herein. In the event any provision of the Security Agreement conflicts with any provision of this Agreement, the provisions of the Security Agreement shall prevail and this Agreement shall be deemed

SPECTRAN CORPORATION                               TRADEMARK SECURITY AGREEMENT

                                                       5. DEFAULT REMEDIES, ETC.



         to have been modified to the extent necessary to conform to the provisions of the Security Agreement.

                  (c) UCC AND OTHER REMEDIES. If an Event of Default exists, the Trustee may exercise all of the rights and remedies of a secured party under the Code and all of the rights and remedies conferred in this Agreement, in the Security Agreement or in any other Lending Document, it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Agreement, in the Security Agreement or in any other Lending Document or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time as often as may be deemed expedient by the Trustee. Without limiting the generality of the foregoing, each Obligor does further authorize the Trustee and does hereby irrevocably make, constitute and appoint the Trustee and any officer or agent thereof, with full power of substitution, as such Obligor's true and lawful attorney-in-fact with full power, in its own name or in the name of the Beneficiaries, upon the occurrence and continuance of an Event of Default, to:

                           (i) file the Default Assignment immediately, and to
                  take ownership of the Trademarks and exercise all rights associated with the ownership of the Trademarks;

                           (ii) terminate immediately the license granted to any
                  or all of the Obligors pursuant to Section 4.4, and to use the Trademarks exclusively;

                           (iii) pay or discharge any taxes, Liens, security
                  interests or other encumbrances in respect of the Trademarks;

                           (iv) receive payment of, receipt for, settle,
                  compromise or adjust and give discharges and releases for or in respect of any and all moneys, claims and other amounts due and to become due at any time under or in respect of the Trademarks; and

                           (v) without demand of performance and without other
                  notice (except as set forth in 5.1(d)) or demand whatsoever to the Obligor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in Massachusetts or elsewhere, the whole or from time to time any part of the Trademarks, or any interest that any or all of the Obligors may have therein.

                  (d) NOTICE OF SALE. Each Obligor and the Trustee agree that ten (10) days' notice to the Obligors of any public or private sale or other disposition of the Trademarks shall be reasonable notice thereof, and such sale shall be at such reasonable locations as the Trustee shall designate in such notice. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by each Obligor. The Trustee shall have the right to bid at any such sale on behalf of any one or more of the

SPECTRAN CORPORATION                                TRADEMARK SECURITY AGREEMENT

                                                      5.  DEFAULT REMEDIES, ETC.

         Beneficiaries (who shall also have the right to bid individually). Proceeds arising from any such sale shall be applied in the manner set forth in the Trust Indenture.

                  (e) ACTION IN TRUSTEE'S NAME. If any Event of Default exists, the Trustee shall have the right, but shall in no way be obligated to, bring suit in its own name to enforce the Trademarks and any license thereunder, in which event each Obligor shall at the request of the Trustee do any and all lawful acts and execute any and all proper documents reasonably required by the Trustee in aid of such enforcement, and the Obligors shall jointly and severally, promptly upon demand, reimburse and indemnify the Trustee for all reasonable out of pocket costs and expenses incurred by the Trustee in the exercise of its rights under this Section 5.1(e).

                  (f) EXPENSES. The Obligors jointly and severally will pay to the Trustee all out of pocket expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions of this Agreement (including, without limitation, the filing of the Default Assignment) and all other charges due against the Trademarks including, without limitation, taxes, assessments, security interests, Liens or encumbrances upon the Trademarks and any expenses, including transfer or other taxes, arising in connection with any sale, transfer or other disposition of the Trademarks.

         5.2      OTHER ENFORCEMENT RIGHTS.

         The Trustee may proceed to protect and enforce this Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement in this Agreement contained or in execution or aid of any power in this Agreement granted, or for foreclosure under this Agreement, or for the appointment of a receiver or receivers for the Trademarks or any part thereof, for the recovery of judgment for the obligations secured by this Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

         5.3      APPLICATION OF PROCEEDS.

         The proceeds of any exercise of rights with respect to the Trademarks, or any part thereof, and the proceeds and the avails of any remedy under this Agreement shall be paid to and applied in accordance with the provisions of the Trust Indenture. If there is a deficiency, the Obligors jointly and severally shall, subject always to the other provisions of this Agreement, remain liable therefor and shall forthwith pay the amount of any such deficiency to the Trustee.

6.       MISCELLANEOUS

         6.1      COMMUNICATIONS.

         All communications under this Agreement shall be in writing and shall be made to the Persons and addresses, and in the manner, provided in the Trust Indenture.

SPECTRAN CORPORATION                                TRADEMARK SECURITY AGREEMENT

                                                               6.  MISCELLANEOUS



         6.2      WAIVER AND AMENDMENT.

         No provision of this Agreement will be waived, amended, modified or supplemented except by a written instrument executed by the Obligors and the Trustee in accordance with the Trust Indenture.

         6.3      SURVIVAL.

         All warranties, representations, certifications and covenants made by the Obligors in this Agreement and in the other Lending Documents or in any certificate or other document or instrument delivered by it or on behalf of it under this Agreement or any other Lending Document shall be considered to have been relied upon by the Trustee and each holder of the Secured Obligations and shall survive the delivery to each holder of Secured Obligations of any instrument or other document evidencing the same regardless of any investigation made by the Trustee, any of the Beneficiaries or on their behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Obligors under this Agreement. This Agreement shall be binding upon the Obligors and inure to the benefit of and be enforceable by the Trustee and the Beneficiaries.

         6.4      SUCCESSORS AND ASSIGNS.

         Whenever any of the parties to this Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the covenants, promises and agreements in this Agreement contained by or on behalf of any of the Obligors, or by or on behalf of the Trustee, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

         6.5      ADDITIONAL PARTIES.

         Any Person which becomes a Subsidiary after the Closing Date and which is required, pursuant to the Trust Indenture or any other Lending Document, to become a party to this Agreement shall execute and deliver a duplicate original of this Agreement and, upon acceptance thereof by the Trustee, such Subsidiary shall become an "Obligor" under this Agreement for all purposes and shall be deemed to have made the covenants and agreements of each Obligor set forth herein as of the date of the execution and delivery of such acknowledgment and agreement (including, without limitation, the grant of the security interest contained in Section 3) and shall comply with all other obligations to be performed by an Obligor party hereto.

         6.6      SUBJECT TO TRUST INDENTURE.

         Any and all rights granted to the Trustee under this Agreement are to be held and exercised by the Trustee as trustee for the benefit of the Beneficiaries, pursuant to the provisions of the Trust Indenture. To the extent set forth in the Lending Documents and any other document or instrument creating or evidencing any Secured Obligation, each of the Beneficiaries shall be a beneficiary of the terms of this Agreement. Any and all obligations under this Agreement of the parties to this Agreement, and the rights and indemnities granted to the Trustee

SPECTRAN CORPORATION                              TRADEMARK SECURITY AGREEMENT

                                                               6.  MISCELLANEOUS



under this Agreement, are created and granted subject to, and in furtherance (and not in limitation) of, the terms of the Trust Indenture. Nothing in this Agreement expressed or implied is intended or shall be construed to give to any Person other than the Obligors, the Beneficiaries and the Trustee any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or provision herein contained, and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Obligors, the Beneficiaries and the Trustee.

         6.7      TERM OF AGREEMENT.

         This Agreement shall be and remain in full force and effect until terminated in accordance with the Trust Indenture; provided, that all indemnities of the Obligors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement.

         6.8      ENTIRE AGREEMENT.

         This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

         6.9      EXECUTION IN COUNTERPART.

         This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party to this Agreement, and each set of counterparts which, collectively, show execution by each party to this Agreement shall constitute one duplicate original.

             [Remainder of page blank. Next page is signature page.]

SPECTRAN CORPORATION                               TRADEMARK SECURITY AGREEMENT

         IN WITNESS WHEREOF, each Obligor has caused this Agreement to be executed by an authorized officer, and Fleet National Bank, as Trustee, has caused this Agreement to be executed by an authorized officer, all as of the day and year first above written.

Signed, sealed and delivered                  SPECTRAN CORPORATION
in the presence of:


/s/ Brian M. Hand
----------------------------
Name: Brian M. Hand                           By  /s/ Bruce A. Cannon
                                                ------------------------
                                                 Name:  Bruce A. Cannon

                                                 Title:  Secretary
/s/ Ellen M. Grace
----------------------------
Name:  Ellen M. Grace

                                              SPECTRAN COMMUNICATION FIBER
                                              TECHNOLOGIES, INC.

/s/ Brian M. Hand
----------------------------
Name: Brian M. Hand                           By  /s/ Bruce A. Cannon
                                                ------------------------
                                                 Name:  Bruce A. Cannon

                                                 Title:  Secretary
/s/ Ellen M. Grace
----------------------------
Name:  Ellen M. Grace




                                              SPECTRAN SPECIALTY OPTICS COMPANY

/s/ Brian M. Hand
----------------------------
Name: Brian M. Hand                           By  /s/ Bruce A. Cannon
                                                ------------------------
                                                 Name:  Bruce A. Cannon

                                                 Title:  Secretary
/s/ Ellen M. Grace
----------------------------
Name:  Ellen M. Grace

                                              APPLIED PHOTONIC DEVICES, INC.

/s/ Brian M. Hand
----------------------------
Name: Brian M. Hand                           By  /s/ Bruce A. Cannon
                                                ------------------------
                                                 Name:  Bruce A. Cannon

                                                 Title:  Secretary
/s/ Ellen M. Grace
----------------------------
Name:  Ellen M. Grace




SPECTRAN CORPORATION                                TRADEMARK SECURITY AGREEMENT

                                              FLEET NATIONAL BANK, as Trustee

/s/ Ellen M. Grace                            By  /s/ Michael T. Quaile
----------------------------                     --------------------------
Name:  Ellen M. Grace

                                                 Name:   Michael T. Quaile

                                                 Title:  Corporate Trust Officer


/s/ David Silber
----------------------------
Name:  David Silber





SPECTRAN CORPORATION                               TRADEMARK SECURITY AGREEMENT

STATE OF CONNECTICUT                  )
                                      ) SS.

COUNTY OF HARTFORD                    )

         On December 26, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared Bruce A. Cannon, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the Secretary of SPECTRAN CORPORATION, a Delaware corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       /s/ Lori L. Bridwell
                                       -------------------------------------
                                       Notary Public in and for the
                                       County of Hartford,
                                       State of Connecticut
                                       My Commission Expires: Nov. 30, 2000
                                       [SEAL]

STATE OF CONNECTICUT                  )
                                      ) SS.
COUNTY OF HARTFORD                    )

         On December 26, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared Bruce A. Cannon, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the Secretary of SPECTRAN COMMUNICATION FIBER TECHNOLIGIES, INC., a Delaware corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/ Lori L. Bridwell
                                       -------------------------------------
                                       Notary Public in and for the
                                       County of Hartford,
                                       State of Connecticut
                                       My Commission Expires: Nov. 30, 2000
                                       [SEAL]

SPECTRAN CORPORATION                                TRADEMARK SECURITY AGREEMENT

STATE OF CONNECTICUT                  )
                                      ) SS.
COUNTY OF HARTFORD                    )

         On December 26, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared Bruce A. Cannon, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the Secretary of SPECTRAN SPECIALTY OPTICS COMPANY, a Delaware corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       /s/ Lori L. Bridwell
                                       -------------------------------------
                                       Notary Public in and for the
                                       County of Hartford,
                                       State of Connecticut
                                       My Commission Expires: Nov. 30, 2000
                                       [SEAL]

STATE OF CONNECTICUT                  )
                                      ) SS.
COUNTY OF HARTFORD                    )

         On December 26, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared Bruce A. Cannon, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the Secretary of APPLIED PHOTONIC DEVICES, INC., a Delaware corporation, and acknowledged that such corporation executed the same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/ Lori L. Bridwell
                                       -------------------------------------
                                       Notary Public in and for the
                                       County of Hartford,
                                       State of Connecticut
                                       My Commission Expires: Nov. 30, 2000
                                       [SEAL]

SPECTRAN CORPORATION                                TRADEMARK SECURITY AGREEMENT

STATE OF CONNECTICUT                  )
                                      ) SS.
COUNTY OF HARTFORD                    )

         On December 23, 1996, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared Michael T. Quaile, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the Corporate Trust Officer of FLEET NATIONAL BANK, a national banking association, and acknowledged that such national banking association executed the same as security trustee thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       /s/ Lori L. Bridwell
                                       -------------------------------------
                                       Notary Public in and for the
                                       County of Hartford,
                                       State of Connecticut
                                       My Commission Expires:
                                       [SEAL]


                                                       LORI L. BRIDWELL
                                                         NOTARY PUBLIC
                                             MY COMMISSION EXPIRES NOV. 30, 2000



SPECTRAN CORPORATION                                TRADEMARK SECURITY AGREEMENT

                   Schedule A to Trademark Security Agreement

                              Existing Trademarks


See attached list.

                                                        Pannie & Edmonds
                                                        October 28, 1998
                                                                  Page 1
------------------------------------------------------------------------
                              SPECTRAN CORPORATION
                                TRADEMARK REPORT
------------------------------------------------------------------------

AVIOPTICS                       Ref: 003686-0074-999       UNITED STATES

SPECTRAN SPECIALTY OPTICS COMPANY

                App No: 75/093106       APR 22, 1996        PENDING APP.


                Classes: 9
                9 FIBER OPTIC CABLE
------------------------------------------------------------------------
FLIGHTGUIDE                     Ref: 003686-0073-999       UNITED STATES

SPECTRAN SPECIALTY OPTICS COMPANY

                App No: 75/039555       JAN 03, 1996        PENDING APP.


                Classes: 9
                9 FIBER OPTIC CABLE
------------------------------------------------------------------------
SPECTRAGUIDE                    Ref: 00336-0007-999       UNITED STATES

SPECTRAN CORPORATION

                Reg No: 1,324,144       MAR 12, 1985          REGISTERED
                App No: 437,452         AUG 01, 1983
                RENEWAL DUE:            MAR 12, 2005

                Classes: 9
                9 FIBER LIGHT GUIDES FOR USE IN DATA COMMUNICATIONS
------------------------------------------------------------------------
SPECTRAN AND DESIGN             Ref: 00386-0047-999       UNITED STATES

SPECTRAN CORPORATION

                Reg No: 1,753,738       FEB 23, 1993          REGISTERED
                App No: 74/285779       JUN 17, 1992
[SPECTRAN       RENEWAL DUE:            FEB 23, 2003
  LOGO]         SEC. 8 &/OR 15:         FEB 23, 1999

                Classes: 9
                9 OPTICAL FIBERS
------------------------------------------------------------------------
STC AND DESIGN                  Ref: 00386-0011-999       UNITED STATES

SPECTRAN CORPORATION

                Reg No: 1,394,757       MAY 27, 1986           ABANDONED
                App No: 564,860         OCT 24, 1985
 [SPECTRAN
CORPORATION
   LOGO]
                Classes: 9
                9 FIBER OPTICS EQUIPMENT, NAMELY, GLASS CAPILLARY FIBERS
                  AND GLASS COATED WIRE
------------------------------------------------------------------------

                                                        Pannie & Edmonds
                                                        October 28, 1998
                                                                  Page 2
------------------------------------------------------------------------
                              SPECTRAN CORPORATION
                                TRADEMARK REPORT
------------------------------------------------------------------------

ULTRASIL                        Ref: 003586-0075-999       UNITED STATES

SPECTRAN SPECIALTY OPTICS COMPANY

                App No: 75/039656       JAN 03, 1996        PENDING APP.


                Classes: 9
                9 OPTIC  FIBER
------------------------------------------------------------------------
V-SYSTEM                        Ref: 003586-0078-999       UNITED STATES

SPECTRAN SPECIALTY OPTICS COMPANY

                App No: 75/039657       JAN 03, 1996        PENDING APP.


                Classes: 9
                9 OPTICAL FIBER CABLING SYSTEM COMPRISED OF OPTIC FIBER, CONNECTORS AND TERMINATION SET, NAMELY CLAMP TOOL, CLEAVE TOOL, BUFFER STRIPPING TOOL AND JACKET STRIPPING TOOL
------------------------------------------------------------------------

                   Schedule A to Trademark Security Agreement

                              Existing Trademarks


See attached list.

                                  SCHEDULE 4.4


     The SpecTran trademark has been sublicensed to General Photonics, LLC.























                                 Schedule 4.4-1

                                                                       EXHIBIT 1

                              TRADEMARK ASSIGNMENT


      WHEREAS, [NAME OF OBLIGOR], a [________] corporation, (the "OBLIGOR") owns and has used in its business certain trademarks which are registered or for which a registration has been applied for, as listed in Schedule A hereto; and

      WHEREAS, an "Event of Default" has occurred under the terms of the Trust Indenture, dated as of December 1, 1996, among the Obligor, certain of its affiliates, and FLEET NATIONAL BANK, in its capacity as security trustee (the "TRUSTEE") and the Trademark Security Agreement, dated as of December 1, 1996, among the Obligor, certain of its affiliates and the Trustee (collectively, the "SECURITY DOCUMENTS"); and

      WHEREAS, the Trustee, pursuant to its rights as a secured party under the Security Documents, and pursuant to and in exercise of its rights as a secured party under the Massachusetts Uniform Commercial Code, has chosen to exercise its rights upon default;

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Obligor does hereby absolutely sell, assign, transfer and convey unto the Trustee all of the Obligor's right, title and interest in and to:

            (i) the trademarks, together with the goodwill of the business symbolized by the trademarks, the registrations and applications thereof as set forth on Schedule A attached hereto;

            (ii) all trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature; and

            (iii) all proceeds of the foregoing (including, without limitation, license royalties and proceeds of infringement suits).

      IN WITNESS WHEREOF, [NAME OF OBLIGOR] has caused this Trademark Assignment to be duly executed by its duly authorized officer as of ____________ ___, 199__.

                        [NAME OF OBLIGOR]


                        By:____________________________
                              Name:
                              Title:


SPECTRAN CORPORATION             Exhibit 1-1        TRADEMARK SECURITY AGREEMENT

STATE OF _______________            )
                                    )  ss.
COUNTY OF _____________             )

      On _______________, before me, the undersigned, a notary public in and for said County and State, duly commissioned and sworn, personally appeared _____________________________, personally known to me or proved to me to be on the basis of satisfactory evidence to be the person who executed the within instrument as the ___________________________________ of
_________________________, a _______________ corporation, and acknowledged that such corporation executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   Notary Public in and for the
                                   County of ____________________,
                                   State of ______________________
                                   My Commission Expires: __________________
                                   [SEAL]


SPECTRAN CORPORATION             Exhibit 1-2        TRADEMARK SECURITY AGREEMENT

                                                                    SCHEDULE A


            TRADEMARKS AND TRADEMARK APPLICATIONS AND REGISTRATIONS



SPECTRAN CORPORATION             Schedule A-1       TRADEMARK SECURITY AGREEMENT